Exhibit 99.1

 Winter 2021  Company Overview

 Safe Harbor  This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We have tried, whenever possible, to identify these forward-looking statements using words such as “anticipates,” “believes,” “estimates,” “continues,” “likely,” “may,” “opportunity,” “potential,” “projects,” “will,” “expects,” “plans,” “intends” and similar expressions to identify forward looking statements, whether in the negative or the affirmative. These statements reflect our current beliefs and are based upon information currently available to us. Accordingly, such forward-looking statements involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from those expressed in, or implied by, such statements. These risks, uncertainties, factors and contingencies include, but are not limited to: reduction of per pupil funding amounts at the schools we serve; inability to predict how the COVID-19 pandemic will continue to impact our business; inability to achieve a sufficient level of new enrollments to sustain our business model; failure to replace students who have graduated from the terminal grade in a school or have left our programs for other reasons with new students of a sufficient number; inability to maintain our current rate of retention of students enrolled in our courses; an increase in the amount of failures to enter into new school contracts or renew existing contracts, in part or in their entirety; limitations of the enrollment data we present, which may not fully capture trends in the performance of our business; the failure of perceived industry trends and projections resulting from the expected effects of COVID-19 on virtual education; failure of the schools we serve or us to comply with federal, state and local regulations, resulting in a loss of funding, an obligation to repay funds previously received or contractual remedies; governmental investigations that could result in fines, penalties, settlements, or injunctive relief; declines or variations in academic performance outcomes of the students and schools we serve as curriculum standards, testing programs and state accountability metrics evolve; harm to our reputation resulting from poor performance or misconduct by operators or us in any school in our industry and/or in any school in which we operate; legal and regulatory challenges from opponents of virtual public education or for-profit education companies; changes in national and local economic and business conditions and other factors such as natural disasters, pandemics and outbreaks of contagious diseases and other adverse public health developments, such as COVID-19; discrepancies in interpretation of legislation by regulatory agencies that may lead to payment or funding disputes; termination of our contracts, or a reduction in the scope of services with schools; failure to develop the career learning education business; entry of new competitors with superior technologies and lower prices; unsuccessful integration of mergers, acquisitions and joint ventures, failure to further develop, maintain and enhance our technology, products, services and brands; inadequate recruiting, training and retention of effective teachers and employees; infringement of our intellectual property; disruptions to our Internet-based learning and delivery systems, including but not limited to our data storage systems, resulting from cybersecurity attacks; misuse or unauthorized disclosure of student and personal data; failure to prevent a cybersecurity incident that affects our systems; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of today’s date, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.   2

 $100B+addressableU.S. market  Career Advancement(Corp. Training & Upskilling)  Job Placement & Recruitment  Early Career & Immersive Training   K-12 General Education & Career Prep  Leveraging over 20 years of experience with over 3 million students supported, and a scalable education services platform, Stride provides online and blended lifelong learning solutions for public and private schools, school districts, charter boards, employers, government agencies and consumers  3  Multiple touchpoints along a lifelong learner’s education and career to increase lifetime value

Increasing demand for virtual education

Secular Trends Driving Growth in Online Learning

- Growing mass acceptance of online learning
- Parents are now digital natives and are used to learning and getting information online
- School districts shifting from print to digital format at an accelerating rate
- Acceptance of online teacher professional development growing
- COVID-19 impact increased awareness and broader requirement for online education


$35B+
Addressable
Market
K-12 Online / Blended Programs Market
Instructional Materials
Professional Development
Platform and Data
Private – Online

Above chart for K-12 Online / Blended Programs calculated as number of Potential Students multiplied by revenue per enrollment. Potential Students is the percent of families who would consider full-time online education.

Stride 4

Large & expanding Career Learning market

Strong Secular Market Trends Driving Demand for Our Solutions

- Bi-partisan support for workforce development at middle / high school and adult levels
- Increasingly competitive global market
- Technology advancement driving need to reskill / upskill talent
- Economics require rethinking of college vs. skill attainment
- “New collar jobs” no longer require a 4-year college degree
- Amidst "Great Resignation", value of firms retaining and upskilling existing talent has been significantly reinforced


$65B+
Addressable Market
Middle / High School Online / Blended Career
Corporate Upskilling & Reskilling

Above chart for Middle / High School Online / Blended Programs calculated as number of Potential Students multiplied by revenue per enrollment. Potential Students is the percent of families who would consider full-time online education with Career elements.

Stride
5

     Workforce demands are changing, and students and employers are struggling to find and fill jobs – even with $164B in annual private sector spending on employee training and development, the skills gap continues to grow   6  Leading to increased demand for our solutions  In student loan debt held by students and graduates in the U.S.   Student loan burden continues to rise  Of U.S. employers who have problems recruiting, believe there is a skills shortage  75%  Applicants are lacking the correct skills  $1.2 trillion  Cost to companies in lost economic output due to lack of qualified talent   Employers are struggling to hire  trillion  $1.6

Compelling long-term investment thesis

Growing in **$100B+ addressable U.S. market**

01	02	03	04	05
Leading education services platform	**Sustainable core business**	**Career Learning growth**	**Experienced, diverse leadership**	**Financial track record**
With scale, expertise & broad, long-term customer relationships	Secular shift toward online & blended education for lifelong learning	Leveraging capabilities & assets addressing business needs	Deep educational regulatory & policy expertise with commitment to ESG	Consistent growth in revenue & profitability with a strong balance sheet

Stride

7

 8  Deep political, regulatory & policy expertise  Formidable national network of professional state and federal lobbyists, consultants, and advisors in highly collaborative, multi-disciplinary, bipartisan approachExtensive relationships with key third parties including allies, policy influencers, and grassroots networks; develop and broaden coalitions to promote desired policy objectivesDeep experience working with independent boards to open and operate schools  Key Issues  Eliminate barriers to allow full-time online schools in all states  Open enrollment policies to allow families to attend the school of their choice  Student academic growth  School funding  Successfully operating in a complex industry with vast knowledge and experience creating a difficult-to-replicate business model

Strong customer relationships

Long-standing relationships built over 20+ year history with high retention rates and over 2 million students supported

100+ Schools & Programs

- 75+ general education schools, including 2 private schools
- 40+ career learning programs
- New schools added annually

189,600+ Students

- Full-time K-12 students enrolled in Q1 FY22

~750 Schools & Districts

- School districts served with products & services from Learning Solutions

30+ States & D.C.

- States with full time programs covers over 75% of K-12 population
- Over time the expectation is the list of states allowing full-time online education will continue to grow

5+ Year Contract Length

- Services contracted with school boards (customers) over avg. 5+ years, which often align with state authorization or charter

~3,000 Enterprises

- Enterprise graduate placement and customers across K-12, Galvanize, Tech Elevator, MedCerts and Tallo

Stride 9

Consistent general education business

Online & blended learning expertise & assets to address large K-12 market



General Education Solutions

Full-time Online Programs

Online and blended programs for Kindergarten - 12th grade

Part-time Online Programs

Students attending traditional program and Stride-powered online option

Learning Solutions

Content, platform, instruction and support solutions for traditional school environments

Growing mass acceptance of online learning

Parents are now digital natives and are used to learning and getting information online

School districts shifting from print to digital format at accelerating rate

Acceptance of online teacher professional development growing

COVID-19 impact increasing awareness and broader requirement for online education

Stride
10

High-growth career learning business

Leveraging expertise & assets to address adjacent markets



Career Learning Solutions

Career Preparation

- Middle-High School Career Education
- Entry-level certifications

Career Development

- Immersive Training and Short Courses in IT & Healthcare
- Consumer Upskilling & Retraining
- Job Placement Services

Enterprise Workforce Solutions

- Corporate & Military Upskilling / Retraining
- Recruitment / Placement
- Career Data Tracking & Analysis

Bi-partisan support for workforce development at K-12 and adult levels

Increasingly competitive global market

Technology advancement driving need to reskill / upskill talent

Economics require rethinking of college vs. skill attainment

“New collar jobs” no longer require a 4-year college degree

Stride

11

Industry-leading management team with diverse expertise



Nate Davis
Executive Chairman



James Rhyu
CEO



Kevin P. Chavous
President, Academics, Policy & External Relations



Tim Medina
Chief Financial Officer



Dr. Tony Bennett
SVP, School Management



Valerie Maddy
SVP, Human Resources



Vincent Mathis
EVP and General Counsel



Les Ottolenghi
Chief Information and Technology Officer



Todd Goldthwaite
Chief Marketing Officer



Donna Blackman
Chief Accounting Officer & Treasurer



Doug McCollum
SVP, Products



Dr. Jodi Marshall
SVP, Stride Learning Solutions

Stride 12

ESG factors engrained in company culture

Support inclusive & equitable education & promote lifelong learning; first ESG Report published in June 2021 outlining approach to ESG

Environmental	Social	Governance
• Online schools – no transportation • 75+% employees work remotely • School supply / computer refurbishment & recycling policy • Ensure supply chain reflects communities we serve – target 10% minority-owned • Educate K-12 students through environmental studies / sustainability course selection	• Comprehensive D&I initiative • CEO Action for D&I pledge • ~$20M Scholarship / Foundation support funded or committed since 2016 • Stride Cares – community service • Employee resource groups • Code of Conduct with anti-harassment and anti-discrimination policies / training	• Board of Directors – 78% independent – 33% women – Independent compensation & audit committees • Comprehensive disclosures • Extensive internal audit policy and systems

Stride

13

 14  Execution track record    1,560 – 1,600  12% CAGR(2)    11% CAGR  Total Revenue ($M)FYE 6/30  Total Enrollment(1) (K)QE 9/30   Number based on the number of students enrolled at the end of Q1 (September 30th) of each fiscal year Number based on high end of guidance   Depicts high-low number for guidance or target range    Sustained revenue growth…

 15  Execution track record  Excluding impact from Galvanize acquisition          36% CAGR(2)  Adj. Operating Income(1) ($M)FYE 6/30  62  165 - 180  …leading to consistent profitability growth and free cash flow   Adj. Operating Income is a non-GAAP measure. For a reconciliation to the most directly comparable GAAP measure, see page 23. Number based on high end of guidance   Depicts high-low number for guidance or target range    Improved Margins Driving Free Cash Flow Generation  Increased higher-margin Adult Learning revenue  Cost leverage from scale  Digital first strategy to lower material costs  Improving customer acquisition costs and scaling G&A

 16  Long-term General Education Growth Drivers  7% CAGR  Total Enrollment(1) (K)QE 9/30  Based on the number of students enrolled at the end of Q1 (September 30th) of each fiscal yearPrograms includes Private and Public programs, States includes only Public programs    FY21 Actuals  FY25 Expectations  Revenue  $1.28B  $1.25B - $1.4B  Enrollments(1)  164.6K  170 – 180K  Programs(2)  77  + 8 – 10  States(2)  31  34 – 36  Per Pupil Revenue  $7,389  + 0 - 2% / Yr  Per Pupil Funding ($K)YE 6/30  3.0% CAGR        *Based on Analyst Consensus

 17  Long-term Career Learning Growth Drivers  126% CAGR  Total Enrollment(1) (K)QE 9/30  Based on the number of students enrolled at the end of Q1 (September 30th) of each fiscal year Programs includes Private and Public programs, States includes only Public programs    FY21 Actuals  FY25 Expectations  Revenue  $256.6M  $650M - $800M  Adult Learning Revenue  $55.8M  $140M - $150M  Career PrepEnrollments(1)  30.8K  80 – 85K  Career PrepPrograms(2)  32  + 15 – 20  States(2)  23  30 - 36  Per Pupil Revenue  $6,711  + 0 - 2% / Yr  Per Pupil Funding ($K)YE 6/30  3.5% CAGR        *Based on Analyst Consensus

Financial Outlook

Support improving learner outcomes while delivering strong growth and sustainable long-term value creation

	FY22 Guidance(1)	FY25 Financial Outlook
Total Revenue	$1.56B – $1.60B	**$1.9B – $2.2B**
General Education(2)		$1.25B – $1.4B
Career Learning(2)		$650M – $800M
Adj. Operating Income(3) ($M)	$165M – $180M	**$250M – $350M**

(1) Guidance as of October 19, 2021
(2) Stride does not guide to business Lines of Revenue
(3) Adj. Operating Income is a non-GAAP measure. For a reconciliation to the most directly comparable GAAP measure, see page 23.

Strategic priorities supporting outlook

Enrollment growth in K-12 and Adult programs

Expand capacity in existing and new programs

Develop innovative and mainstream products

Improve process / use of technology to lower unit costs

Maintain strong balance sheet

Stride

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Strategic approach to M&A

Strategic Criteria

- Focus on businesses that align to strategy & create long-term value
- Operates in $1B+ or fast-growing nascent addressable market
- Strong U.S. presence
- Cultural fit & experienced management team

Financial Filters

- Revenue growth relative to business size of 10% – 40%
- Profitable or near-term path to profitability (<24 mo.)
- Clear revenue & cost synergies
- Accretive to gross margin profile
- Strong discounted cash flows with IRR > cost of capital





19

20  Disciplined capital allocation  Prioritizing free cash flow sustainability, educational platform development, and synergistic M&A  Organic growth  Invest in academic quality & student / customer experience to support outcomes & retentionImplement innovative mainstream products across portfolio  Strategic acquisitions  Leverage platform across markets / verticalsHigh-growth, high-margin targets providing synergies  Capital return  Evaluate approaches to return cash to shareholders over the long-term

 Appendix

 22  Reconciliation  ADJ. OPERATING INCOME TO GAAP FINANCIALS

 23  Reconciliation  GUIDANCE  *Note: The MedCerts acquisition included contingent consideration that could become due in the fourth quarter of fiscal year 2022. If, due to performance, the actual amount differs from the current estimate of $11.2 million, Stride would exclude this from our adjusted non-GAAP financial metrics.